Exhibit 4.1

NUMBER

C

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

SHARES

COMMON STOCK

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 63245Q 10 5

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE OF $0.0001 PER SHARE, OF THE COMMON STOCK OF

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED OFFICER

PROOF OF: NOVEMBER 25, 2009
NATIONAL AMERICAN UNIVERSITY H
TSB 00734
OPERATOR: AP
R1

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Intaglio prints in SC-15 MAROON.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______ (Cust) Custodian ______ (Minor)
under Uniform Gifts to Minors
Act ______ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______

______

______ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute(s) and appoint(s)

______ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______

X ______

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

PROOF OF: NOVEMBER 25, 2009
NATIONAL AMERICAN UNIVERSITY H
TSB 00734
OPERATOR: AP
R1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF